                                                                      [LOGO](R)
Ultra-Select Series L
Variable Annuity Application

Mail Application to:
United of Omaha Life Insurance Company
--------------------------------------
[_] ATTN: Agency: Mutual of Omaha Investor Services
[_] ATTN: Brokerage: Variable Product Services
P.O. Box 2291
Omaha, Nebraska  68103-2291

------------------------------------------------------------------------------------------------------------------------------------
Type of Plan:
------------------------------------------------------------------------------------------------------------------------------------
                      [_] Non-Qualified                        [_] Qualified
                          [_] 1035 Exchange                        [_] Traditional IRA         [_] TSA
                          [_] Non-Qualified Transfer               [_] Roth IRA                [_] 401(a) Plans
                          [_] Contribution                         [_] SEP                     [_] Other:_________________________
------------------------------------------------------------------------------------------------------------------------------------
 1  Owner                                                            2  Joint Owner
------------------------------------------------------------------------------------------------------------------------------------
Name ____________________________________________________________    Name __________________________________________________________

Address _________________________________________________________    Address _______________________________________________________

City _________________________ State______________Zip____________    City _________________________ State______________Zip__________

Social Security Number___________________________________________    Social Security Number_________________________________________

Telephone  (      )____________________ Sex  [_] Male  [_] Female    Telephone  (      )__________________ Sex  [_] Male  [_] Female

Age _______________________  Date of Birth _______/_______/______    Age _____________________  Date of Birth _______/_______/______

                                            Mo.      Day    Year                                               Mo.       Day   Year
------------------------------------------------------------------------------------------------------------------------------------
3  Annuitant (If different from Owner)                               4   Joint Annuitant
------------------------------------------------------------------------------------------------------------------------------------

Name ____________________________________________________________    Name __________________________________________________________

Address _________________________________________________________    Address _______________________________________________________

City _________________________ State______________Zip____________    City _________________________ State______________Zip__________

Social Security Number___________________________________________    Social Security Number_________________________________________

Telephone  (      )____________________ Sex  [_] Male  [_] Female    Telephone  (      )__________________ Sex  [_] Male  [_] Female

Age _______________________  Date of Birth _______/_______/______    Age _____________________  Date of Birth _______/_______/______

                                            Mo.      Day    Year                                               Mo.       Day   Year
------------------------------------------------------------------------------------------------------------------------------------
5  Beneficiaries (If multiple Beneficiaries, attach separate sheet)
------------------------------------------------------------------------------------------------------------------------------------
Unless you specify otherwise, payments will be shared equally by all surviving primary beneficiaries; if none, by all surviving contingent beneficiaries. The right to change the beneficiary is reserved unless otherwise stated.
Primary Beneficiary____________________________________________      Contingent Beneficiary_________________________________________

Relationship to Owner__________________________________________      Relationship to Owner_________________________________________

Social Security or Tax I.D. No.________________________________      Social Security or Tax I.D. No._______________________________

Primary Beneficiary ___________________________________________      Contingent Beneficiary________________________________________

Relationship to Owner__________________________________________      Relationship to Owner_________________________________________

Social Security or Tax I.D. No.________________________________      Social Security or Tax I.D. No._______________________________
------------------------------------------------------------------------------------------------------------------------------------
6 Initial Purchase Payment
------------------------------------------------------------------------------------------------------------------------------------
   $ _____________________________ Purchase Payment will be allocated pursuant to Owner's instructions.)
------------------------------------------------------------------------------------------------------------------------------------
7  Optional Benefit Riders (Please select only one rider)
------------------------------------------------------------------------------------------------------------------------------------
There is a charge for each of the benefit riders below. Please consult the rider section of the prospectus before electing. Not available with Qualified Plans.

    [_] Enhanced Death Benefit Rider                                        [_] Enhanced Earnings Death Benefit Rider
------------------------------------------------------------------------------------------------------------------------------------
8  Replacement
------------------------------------------------------------------------------------------------------------------------------------

    (a) Do you have one or more individual life insurance policies and/or annuity contracts in force? This would include any life insurance policy(ies) and/or annuity contract(s) under a binding or conditional policy receipt, or a life insurance policy(ies) and/or annuity contract that is within an unconditional refund period. [_] Yes [_] No

8317L-1002                                                               LA8317

     (b) Is this policy replacing one or more individual life insurance policies and/or annuity contracts in force? [_] Yes [_] No

     If answered "YES" to either (a) or (b) please complete the state required replacement notice and submit a copy with this application.

Notice To Arkansas/Colorado/Kentucky/Louisiana/Maine/New Mexico/Ohio Residents
Only:
Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

Notice To Florida Residents Only:
Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing a false, incomplete, or misleading information is guilty of a felony of the third degree.

Notice To New Jersey Residents Only:
Any person who includes any false or misleading information on an application for insurance policy is subject to criminal and civil penalties.

Notice To District Of Columbia/Pennsylvania Residents Only:
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

--------------------------------------------------------------------------------
9  Signature Authorization
--------------------------------------------------------------------------------
I represent that my answers above are true and complete to the best of my knowledge and belief. I understand that annuity payments and surrender values, when based upon investment experience or a separate account, are variable and are not guaranteed as to a fixed dollar amount. I hereby acknowledge that I have received a current variable annuity prospectus.

If you want a Statement of Additional Information, please check here. [_]

Owner's Signature X____________________________________________ Date____________

Signed at_______________________________________________________________________
                                 City                 State

Joint Owner's Signature X ___________________________ Date _____________________

Signed at_______________________________________________________________________
                                 City                 State
--------------------------------------------------------------------------------
10  Must be completed by Registered Representative
--------------------------------------------------------------------------------

Do you have reason to believe that the policy applied for will replace existing annuities or insurance owned by the annuitant?

[_] Yes [_] No (If "Yes", please fulfill all federal and state laws and all of your Broker/Dealer's requirements.)

By signing the line below I acknowledge that a copy of this application has been/will be submitted to my broker/dealer for a suitability review.

Agent Signature X ______________________________________________________________

Agent Name (Print)______________________________________________________________

United of Omaha Agent Number _______________ Brokerage Account Number___________

Social Security Number________________________ Phone Number_____________________

Agency Name/Broker Dealer ______________________________________________________

Agency Address__________________________________________________________________

City ________________________________State____________________ Zip______________

Agent's Florida License Identification Number___________________________________

8317L-1002                                                               LA8317

                                        2